Exhibit 10.10

THIRD AMENDMENT TO

MASTER TIMBER MANAGEMENT AGREEMENT

(Western Operations)

THIS THIRD AMENDMENT (the “Amendment”) is dated as of the 1st day of December, 2000, by and between HANCOCK NATURAL RESOURCE GROUP, INC., a Delaware corporation (hereinafter referred to as “HNRGI” or the “Client”), and OLYMPIC RESOURCE MANAGEMENT LLC, a Washington limited liability company (hereinafter referred to as “Manager”).  Capitalized terms not otherwise defined in this Amendment shall have the meanings given therefor in that certain Master Timber Management Agreement (Western Operations) effective as of January 1, 1998, as amended by the agreements listed on Exhibit A hereto (herein collectively the “Master Agreement”).

WHEREAS, the parties hereto are parties to the Master Agreement, and

WHEREAS, the parties wish to amend the Master Agreement, all as set forth herein,

NOW, THEREFORE, the parties hereby agree as follows:

1.             Extension of Term.  The term of the Master Agreement is hereby extended for an additional one (1) year period commencing January 1, 2001 and continuing through and including December 31, 2001.

2.             Decision Making and Signing Authority.  Effective immediately, Exhibit 1B of the Master Agreement is hereby replaced by Exhibit 1B to this Amendment.

3.             Property Management Service Fee.  Exhibit 2A of the Master Agreement is hereby replaced by Exhibit 2A to this Amendment.  This replacement is effective as of January 1, 2001.

4.             Real Estate Sales Contract.  Effective immediately, Exhibit 3A of the Master Agreement is hereby replaced by Exhibit 3A to this Agreement.

5.             Additional Services.  Exhibit B of the First Amendment of the Master Agreement is hereby replaced by Exhibit B of this Agreement.  This replacement is effective as of January 1, 2001.

6.             Disposition and Acquisition Time and Material Fees.  Exhibit 3B of the First Amendment of the Master Agreement is hereby replaced by Exhibit 3B to this Agreement.  This replacement is effective as of January 1, 2001.

7.             Plans and Endowments.  Effective immediately, Section 1.15 of the Master Agreement is hereby deleted and the following provision inserted in its stead:

“1.15 Plans and Endowments means pension fund or retirement plans and accounts, endowments or foundations domiciled in the

United States or Canada and organized and operated pursuant to the United States or Canadian law primarily or exclusively for the benefit of persons living within those jurisdictions; provided, however, that the terms “endowments” and “foundations” shall not include organizations or entities that own or acquire timberlands for conservation, environmental enhancement, wildlife protection or purposes other than commercial timberland activities.”

8.             Manager’s Primary Duties and Responsibilities.  Effective January 1, 2001, Section 2.02 of the Master Agreement shall be amended by including the following additional Manager duties and responsibilities:

(r)            Manager shall participate in timber landowner association working groups and committees, such as PFLA, WFPA, OFIC, and CFA, at a level to be mutually determined by Client and Manager.

(s)           Manager shall support Client’s efforts around internal SFI audits and reporting, and around FSC/SmartWood annual audits on the McCloud property.

(t)            Manager shall support Client’s efforts in client service, including support in planning and implementation of routine client tours, and in responding to routine property-related client information requests.

(u)           Manager shall assist Client in periodic, routine special projects, including cost benchmarking, data tracking, reporting, or mapping requests that potentially add value to Client’s properties.  Manager shall not be responsible for out-of-pocket expenses associated with such projects, nor is this section intended to address large-scale projects.

(v)           Manager shall monitor and participate in forest research cooperatives as needed, so that Manager’s forest management planning and implementation reflects the currently publicly available knowledge and technology.  All new strategies and tactics in property management shall be pre-approved by Client.

(w)          Manager shall collect clonal family data on trees to be planted (when available) and record the information within the stand level data system as part of the standard planting information process.

Existing Section 2.02(f) is amended by continuing the last sentence thereof as follows: “and a Forest Suppression Plan; said Plans to be updated annually by May 31.”

Existing Section 2.02(g) is amended by adding the following at the end thereof: “Manager shall further assist Client and its representatives in resolving legal parcel problems and other land use problems.”

Existing Section 2.02(1) is amended by deleting the first sentence thereof and inserting the following in its stead: “Manager shall be responsible for performing all usual and customary timberland management functions, including but not limited to negotiating terms of and preparing all easements, licenses and other land use agreements on forms pre-approved by Client.”

9.             Insurance.  Effective January 1, 2001, Section 6.01 of the Master Agreement shall be amended as follows:

•             In subsection (a)(i) delete the two references to “$500,000” and insert in their stead “$2,000,000.”

•             Add the following sentence at the end of subsections (a)(i) and (ii) and (b)(i):

“Such policy shall name Client, its subsidiary companies and the owner of each Timberland that is subject to this Master Agreement as an Additional Insured.”

•             Add the following phrase after the word “emergency” in subsection (b): “(provided, however, that Manager shall immediately notify Client of each such waiver).”

•             In subsection (b)(i) delete the reference to “$500,000” and insert “$1,000,000” in its stead.

10.          Miscellaneous.  This Amendment and all exhibits and schedules hereto constitute an integral part of the Master Agreement.  Except as expressly amended by this Amendment, the Master Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by and through their properly authorized officers on the date first specified above.

CLIENT:		MANAGER:

HANCOCK NATURAL RESOURCE		OLYMPIC RESOURCE MANAGEMENT LLC,
GROUP, INC., a Delaware corporation		a Washington limited liability company

By:	[Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission]	By:	/s/ Allen E. Symington
	[Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission]		Allen E. Symington Chairman and Chief Executive Officer
Senior Vice President

EXHIBIT A
TO THIRD AMENDMENT

List of Amendments to Master Agreement

Amendments to Master Agreement

1.             Letter Agreement dated November 24, 1998

2.             First Amendment dated July 26, 1999

3.             Second Amendment dated February 9, 2000

Work Authorizations

1.             Number “AB-3” for Wishkah property dated May 1, 2000

2.             Number OPA 9901 dated October 15, 1999

3.             Number OPA 9902 dated October 15, 1999

4.             Number OPA 0001 dated January 17, 2000

5.             Number OPA 0002 dated May 11, 2000

6.             Number OPA 0003 dated March 31, 2000

7.             Number W2 dated August 11, 1999

8.             Number W3 dated September 27, 1999

9.             Number VE-00-01 pending approval

10.           Number VE-00-2 pending approval

EXHIBIT 1B

TO THIRD AMENDMENT

DECISION MAKING AND SIGNING AUTHORITY
US Properties

CATEGORY		MANAGER’S AUTHORITY ($US)
1.	Timber sales contracts stumpage and log sales including salvage and miscellaneous forest products	[Confidential Treatment for the omitted material contained in the entire column has been requested and has been filed separately with the Securities and Exchange Commission]

2.	Logging and trucking contracts

3.	Land Use permits i.e., road use, rock/gravel/leases, regulatory permits, licenses (inc. hunting), ferns, oil and gas, etc.

4.	Budgeted Capital Expenses contracts and checks, i.e., site prep, planting, herbicide, PCT, logging roads, etc.

5.	Budgeted Operating Expenses checks, except management fees

6.	Budgeted Operating Expenses checks; management fees

7.	All legal invoices	[Confidential Treatment for the omitted material contained in the entire column has been requested and has been filed separately with the Securities and Exchange Commission]

8.	Disposition of properties — with HNRIC/COF approval closing costs; expenses; manager’s compensation; P&S contracts and closing documents

All Client contracts to be signed by authorized preparer and a minimum of two authorized individuals up to respective limits of their signing authority.

Manager - to provide and update list of its authorized individuals periodically.

Authorized HNRGI Associates:	Chief Operations Officer
Director of Forest Operations & Stewardship
Northwest Regional Manager
Northwest Regional Foresters

Decision-making authority:

•                  Budget approval must be made by the HNRGI Northwest Regional Manager and Director of Forest Operations & Stewardship;

•                  Dispositions require approval of Hancock Natural Resource Investment Committee and JHLICo Committee of Finance; except that dispositions under [Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission] must be approved by (i) a Regional Forest Manager or Director of Forest Operations & Stewardship, and

•                  All recorded instruments (including deeds) to be signed by authorized officers of JHLICo, John Hancock Timber Resource Corp., HNRGI or other legal owner, respectively.

EXHIBIT 2A
TO THIRD AMENDMENT

Property Management Service Fees

States	Property	Acreage Forecast (as of 10/31/00)	Base Rate $/Acre Fee

California	McCloud	39,208	[Confidential Treatment for the omitted material contained in the entire column has been requested and has been filed separately with the Securities and Exchange Commission]
Oregon	Coates Creek	6,406
Oregon	Deer Creek	13,133
Oregon	Nicolai	5,524
Oregon	Pebble Creek	15,203
Oregon	Scappoose	10,906
Oregon	St. Helens	4,734
Oregon	Umpqua	17,460
Oregon	Wilark	7,774
Oregon	Wilson River	13,372
Washington	Gold Bar	6,036
Washington	Monroe	6,982
Washington	Skykomish	6,330
Washington	Wishkah	25
TOTAL		153,093

Contract term for these properties: One (1) year, beginning 1/1/O1 and ending on 12/31/2001

EXHIBIT 3A
TO THIRD AMENDMENT

Real Estate Sales Contract

1.             Purchase & Sale agreement (Washington)

2.             Western Real Estate Sales Contract (Oregon)

3.             Western Real Estate Sales Contract (California)

EXHIBIT B
TO THIRD AMENDMENT
Rate Schedule for Additional Services

Time will be billed at the following rates:

Position Category	Billing Rate ($/hour)
Clerk	[Confidential Treatment for the omitted material contained in the entire column has been requested and has been filed separately with the Securities and Exchange Commission]
Administrative Assistant
Technician
Forester/Analyst I
Forester / Analyst II
Senior Forester / Analyst III
Manager / Area Manager
Director / Region Manager
Executive

Expenses will be billed as follows:

Mileage                                  [Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission]

Materials and Services        [Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission]

EXHIBIT 3B
TO THIRD AMENDMENT
DISPOSITION AND ACQUISITION TIME AND MATERIALS FEES

Position Category	Billing Rate ($/hour)
Clerk	[Confidential Treatment for the omitted material contained in the entire column has been requested and has been filed separately with the Securities and Exchange Commission]
Administrative Assistant
Technician
Forester / Analyst I
Forester / Analyst II
Senior Forester / Analyst
Manager / Area Manager
Director / Region Manager
Executive

Markup to Cost of Materials and Services                                                                                                                  [Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission]

(Note: Services meaning and intending to refer to services contracted to others by Manager.)

Mileage charges                                                                                                                                                                                                                                                        [Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission]

*Rates listed are for typical classifications of positions that will be used for disposition and acquisition services.  Other job classifications may be used with prior written agreement between Manager and Client.